UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco QQQ TrustSM, Series 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid: 2) Form, Schedule or Registration Statement No.: 3) Filing Party: 4) Date Filed:

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Digital Communication Examples - MMS (text) samples:

Hi [fname], this is [agent] with Alliance Advisors, on behalf of your investment with Invesco QQQ Trust, Series 1 and the Board of Trustees.

The Special Meeting of Shareholders has been adjourned to December 5, 2025, to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

Invesco, the Sponsor of the Trust, believes that the Proposals are in the best interest of the Trust and its shareholders and therefore recommends that you approve each Proposal.

To prevent any additional correspondence or phone calls, please contact us at 1-855-206-1344, or vote using the link below.

[Individual Link here]

For more information, visit the official Invesco proxy website: https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

STOP to END

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your investment with Invesco QQQ Trust, Series 1 and the Board of Trustees.

Invesco believes that now is the right time to modernize and optimize how QQQ operates, by moving from its current structure, called a Unit Investment Trust, to the same type of investment company used by most exchange-traded funds on the market today. QQQ will remain an ETF, and this transition will be seamless and tax-free for you. The most important change is that QQQ’s expense ratio will decrease, meaning lower costs for investors.

To prevent any additional correspondence or phone calls, please contact us at 1-877-202-0445, or vote using the link below.

[Individual Link here]

For more information, visit the official Invesco proxy website: https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

Thank you for your attention to this matter.

STOP to END

1

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your investment with Invesco QQQ Trust, Series 1 and the Board of Trustees.

At the meeting, you’re being asked to vote on proposals that will help reduce the expense ratio, allowing more of your investment to work for you. You’ll also benefit from greater transparency through clearer reports, stronger Board oversight, and concise summaries, all while remaining in the same Nasdaq-100 Index, managed by the same experienced team you trust.

To review the meeting proposals, please click the following link:

https://www.sec.gov/Archives/edgar/data/1067839/000168035925000633/definitiveproxy.htm

Don’t forget to vote all of your accounts!

To prevent any additional correspondence or phone calls, please contact us at 1-877-202-0445, or vote using the link below.

[Individual Link here]

For more information, visit the official Invesco proxy website: https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

Thank you for your attention to this matter.

STOP to END

2

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

[fname],

This is [agent] with Alliance Advisors, on behalf of your investment in Invesco QQQ.

Invesco is asking shareholders to approve reclassification from its original unit investment trust (UIT) format to a more flexible open-ended ETF structure. QQQ will continue to provide the same access to the Nasdaq-100 Index, and the transition will be seamless and tax-free for you. The most important change is that QQQ’s expense ratio will decrease 10%, meaning more of your investment working for you.

Once you vote, you won’t receive any more reminders. And it only takes a moment—so act now! Don’t forget to vote all of your accounts!

[Individual Link here]

For more information, visit the official Invesco QQQ proxy website: invesco.com/qqqproxy. And to prevent additional correspondence or phone calls, please contact us at 1-877-202-0445.

Thank you for your attention to this matter.

STOP to END

Good day [fname],

This is [agent] with Alliance Advisors, on behalf of your investment with Invesco QQQ Trust, Series 1 and the Board of Trustees.

Invesco is seeking approval to modernize the fund’s structure, bringing clearer SEC reporting, improved portfolio efficiency, lower expenses through a unitary fee, and no tax impact for shareholders.

To prevent any additional correspondence or phone calls, please contact us at 1-877-202-0445, or vote using the link below.

[Individual Link here]

For more information, visit the official Invesco proxy website: https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

Thank you for your attention to this matter.

STOP to END

3

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Hi [fname], this is [agent] with Alliance Advisors, on behalf of your investment with Invesco QQQ Trust, Series 1 and the Board of Trustees.

The Special Meeting of Shareholders has been adjourned to December 5, 2025, to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement. Time is critical, please take action NOW and VOTE YOUR SHARES TODAY!

Invesco, the Sponsor of the Trust, believes that the Proposals are in the best interest of the Trust and its shareholders and therefore recommends that you approve each Proposal.

To prevent any additional correspondence or phone calls, please contact us at 1-877-202-0445, or vote using the link below.

[Individual Link here]

For more information, visit the official Invesco proxy website: https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

STOP to END

[fname],

This is [agent] with Alliance Advisors, on behalf of your investment in Invesco QQQ.

As you take a well-deserved break from Black Friday shopping madness, here’s something important to consider: Invesco is asking shareholders to approve reclassification from its original unit investment trust (UIT) format to a more flexible open-ended ETF structure. QQQ will continue to provide the same access to the Nasdaq-100 Index, and the transition will be seamless and tax-free for you. The most important change is that QQQ’s expense ratio will decrease 10%, meaning more of your investment working for you.

Once you vote, you won’t receive any more reminders. And it only takes a moment—so act now! Don’t forget to vote all of your accounts!

[Individual Link here]

For more information, visit the official Invesco QQQ proxy website: invesco.com/qqqproxy. And to prevent additional correspondence or phone calls, please contact us at 1-877-202-0445.

Thank you for your attention to this matter.

STOP to END

4

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

[fname],

This is [agent] with Alliance Advisors, on behalf of your investment in Invesco QQQ.

While you catch your breath after cheering your team’s win, here’s something important to tackle: Invesco is asking shareholders to approve reclassification from its original unit investment trust (UIT) format to a more flexible open-ended ETF structure. QQQ will continue to provide the same access to the Nasdaq-100 Index, and the transition will be seamless and tax-free for you. The most important change is that QQQ’s expense ratio will decrease 10%, meaning more of your investment working for you.

Once you vote, you won’t receive any more reminders. And it only takes a moment—so act now! Don’t forget to vote all of your accounts!!

[Individual Link here]

For more information, visit the official Invesco QQQ proxy website: invesco.com/qqqproxy. And to prevent additional correspondence or phone calls, please contact us at 1-877-202-0445.

Thank you for your attention to this matter.

STOP to END

[fname],

This is [agent] with Alliance Advisors, on behalf of your investment in Invesco QQQ.

This Cyber Monday, while everyone’s busy clicking through deals, here’s a couple of clicks that really matter: Invesco is asking shareholders to approve reclassification from its original unit investment trust (UIT) format to a more flexible open-ended ETF structure. QQQ will continue to provide the same access to the Nasdaq-100 Index, and the transition will be seamless and tax-free for you. The most important change is that QQQ’s expense ratio will decrease 10%, meaning more of your investment working for you.

Once you vote, you won’t receive any more reminders. And it only takes a moment, so act now! Don’t forget to vote all of your accounts!

[Individual Link here]

For more information, visit the official Invesco QQQ proxy website: invesco.com/qqqproxy. And to prevent additional correspondence or phone calls, please contact us at 1-877-202-0445.

Thank you for your attention to this matter.

STOP to END

5

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Email Communication:

Email Subject: ACTION REQUIRED: Your investment in Invesco QQQ Trust, Series 1.

Dear First Last Name:

On behalf of Invesco QQQ TrustSM, Series 1, we’ve been trying to reach you regarding the Special Meeting of Shareholders. According to our most recent records, we have not received your vote.

The fund believes that if the modernization proposal is approved by shareholders, the fund will save $70,000,000 in expenses annually. If your fund reduces expenses, those savings are available towards the Funds’ total return to shareholders.

Invesco, the Sponsor of the Trust, believes that the Proposals are in the best interests of the Trust and its shareholders and therefore recommends that you approve each Proposal. Detailed information on the meeting and the proposals can be found by visiting Invesco QQQ TrustSM, Series 1, SEC Filings.

Your vote is very important, please vote today!

Simply use one of the following methods to promptly provide your voting instructions:

1.	Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-877-201-4945 between the hours of 9:00am -10:00pm EST, Monday through Friday.
2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before December 5, 2025 - Please Vote Today!

For more information, visit the official Invesco proxy website:

https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

6

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Email Subject: Invesco QQQ Trust, Series 1. - Important Information!!

Dear First Last Name:

The Special Meeting of Shareholders for Invesco QQQ TrustSM, Series 1, has been adjourned to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

Invesco believes that now is the right time to modernize and optimize how QQQ operates – by moving from its current structure, called a Unit Investment Trust, so the same type of investment company used by most exchange-traded funds on the market today. QQQ will remain an ETF, and this transition will be seamless and tax-free for you. The most important change is that QQQ’s expense ratio will decrease, meaning lower costs for investors.

Invesco, the Sponsor of the Trust, believes that the Proposals are in the best interests of the Trust and its shareholders and therefore recommends that you approve each Proposal.

Your participation in this process is important and appreciated, please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-877-201-4945 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before December 5, 2025 - Please Vote Today!

For more information, visit the official Invesco proxy website:

https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

7

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Email Subject: NOTICE: Your shares are still unvoted for Invesco QQQ Trust, Series 1.

Dear First Last Name:

On behalf of Invesco QQQ TrustSM, Series 1, we’ve been trying to reach you regarding the Special Meeting of Shareholders that has been adjourned to December 5, 2025, to afford Shareholders of record, additional time to vote on the proposals described in the Proxy Statement.

Invesco believes that now is the right time to modernize and optimize how QQQ operates. What does this mean for shareholders?

●

Lower expense ratio: The QQQ expense ratio will decrease from twenty basis points to eighteen basis points, which is a 10% reduction. We estimate this will result in annual shareholder savings of seventy million dollars annually at current asset levels, as of July 1, 2025.

●	Enhanced reporting and oversight: Enjoy greater transparency with semi-annual reports, Board oversight, and summary prospectuses.

●	No tax impact: The reclassification will not result in any tax consequences for shareholders.

Invesco, the Sponsor of the Trust, believes that the Proposals are in the best interests of the Trust and its shareholders and therefore recommends that you approve each Proposal.

Your participation in this process is important and appreciated, please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

3.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-877-201-4945 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

4.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before December 5, 2025 - Please Vote Today!

For more information, visit the official Invesco proxy website:

https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

8

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Email Subject: VOTE NOW | Don’t miss the deadline re: Invesco QQQ Trust, Series 1 proposals.

Dear First Last Name:

On behalf of Invesco QQQ TrustSM, Series 1, we’ve been trying to reach you regarding the Special Meeting of Shareholders.

Invesco is asking shareholders to approve reclassification from its original unit investment trust (UIT) format to a more flexible open-ended ETF structure. QQQ will continue to provide the same access to the Nasdaq-100 Index, and the transition will be seamless and tax-free for you. The most important change is that QQQ’s expense ratio will decrease 10%, meaning more of your investment working for you.

Once you vote, you won’t receive any more reminders.

And it only takes a moment—so act now!

Your participation in this process is important and appreciated, please vote your shares today! Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-877-201-4945 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before December 5, 2025 - Please Vote Today!

For more information, visit the official Invesco proxy website:

https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

9

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Email Subject: Your Invesco QQQ Trust, Series 1 shares are still unvoted.

Dear First Last Name:

The Special Meeting of Shareholders for Invesco QQQ TrustSM, Series 1, has been adjourned to afford Shareholders of record additional time to vote on the proposals described in the Proxy Statement.

At the meeting, you’re being asked to vote on proposals that will help reduce the expense ratio, allowing more of your investment to work for you. You’ll also benefit from greater transparency through clearer reports, stronger Board oversight, and concise summaries — all while remaining in the same Nasdaq-100 Index, managed by the same experienced team you trust.

Invesco, the Sponsor of the Trust, believes that the Proposals are in the best interests of the Trust and its shareholders and therefore recommends that you approve each Proposal.

Your participation in this process is important and appreciated, please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-877-201-4945 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before December 5, 2025 - Please Vote Today!

For more information, visit the official Invesco proxy website:

https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

10

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Email Subject: Your vote for Invesco QQQ Trust, Series 1 Matters – Vote Before December 5, 2025.

Dear First Last Name:

On behalf of Invesco QQQ TrustSM, Series 1, we’ve been trying to reach you regarding the Special Meeting of Shareholders. According to our most recent records, we have not received your vote.

Invesco is seeking approval to modernize the fund’s structure — bringing clearer SEC reporting, improved portfolio efficiency, lower expenses through a unitary fee, and no tax impact for shareholders.

Invesco, the Sponsor of the Trust, believes that the Proposals are in the best interests of the Trust and its shareholders and therefore recommends that you approve each Proposal.

Your participation in this process is important and appreciated, please vote your shares today!

Simply use one of the following methods to promptly provide your voting instructions:

1.

Vote with a live Proxy Specialist – You may cast your vote with a live proxy specialist by calling toll free at 1-877-201-4945 between the hours of 9:00am -10:00pm EST, Monday through Friday and 10:00am – 6:00pm EST Saturday and Sunday.

2.	Vote Online – You can click the link below and follow the online instructions.

CLICK HERE TO VOTE

We urge you to vote before December 5, 2025 - Please Vote Today!

For more information, visit the official Invesco proxy website:

https://www.invesco.com/qqq-etf/en/proxy-vote-information.html

11

Invesco QQQ TrustSM, Series 1.

Special Meeting of Shareholders – Digital Communication Samples

Endeavor Letter with QR Code:

Co/Alliance Advisors LLC PO Box 218 ADDRESS SERVICE REQUESTED November xx, 2025 Addres 1 Addres 2 Addres 3 Addres 4 Addres 5 Addres 6 Addres 7 IMPORTANT NOTICE Insert QR CODE here Re: Invesco QQQ Trustsm, Series 1 Dear Values Shareholder, We have made several attempts to contact you regarding an important matter relates to your investment We kindely request you contact us as soon as possible. You may reach us by calling 1-877-201-9168 during the hours at 9:00 AM – 10:00 PM Eastern time monady through Friday and from 10:00 am 6:00pm, Saturday and Sunday. Sincerely, Invesco QQQ TrustSM, Series 1.

12

Hello,

I am the Director Sodali’s priority shareholder services and I am calling on behalf of Invesco regarding your investment with QQQ, please give me a call back on my direct line 347-752-5939 once again that number is 347-752-5939. The call will take less than a minute and no sensitive data will be required.